SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 9, 1998

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                   0-27324                      22-285-9704
          (Commission File Number)   (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331




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Item 5.  Other Events

         The Company, in collaboration with Eli Lilly and Company ("Lilly"), is currently conducting drug discovery programs focused on a number of serotonin receptor subtypes and therapeutic applications. The current status of certain of these programs is summarized in the following table:

Program(1)    Receptor(s)     Primary Indication(s)      Status(2)
-------------------------------------------------------------------------------
Serotonin     1F              Acute Migraine             Phase II Clinical
              2B              Migraine Prophylaxis       Late Preclinical
              __(3)           Depression                 Late Preclinical
              1A              Smoking Cessation          Early Preclinical
              2C              Obesity                    Early Preclinical

(1) The Company is working with Lilly on receptor and drug discovery programs in addition to those programs referenced in the above table. In general, the drug discovery and receptor discovery programs that are specifically referenced in the above table are at more advanced stages of development than those that are not specifically referenced in the table.

(2) "Early Preclinical" refers to the stage at which one or more leads have been identified and are being tested in in vitro or in vivo model systems for one or more indications. In addition, at this stage, lead compounds may have been shown to be active in animal models for one or more indications and preliminary toxicology and pharmacokinetics studies will also have been concluded.

         "Late Preclinical" refers to the stage at which a clinical candidate has been selected, scale-up of such candidate is underway or completed, and toxicology and pharmacokinetics studies are planned or underway.

         "Phase II Clinical" refers to the stage at which a drug candidate is administered to a small sample of the actual intended patient population to seek to assess the efficacy of the drug candidate for the specific targeted indication, to determine dose tolerance and the optimal dose range and to gather additional information relating to safety and potential adverse effects.

(3) This information is confidential to the Company and Lilly.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 1998
                              SYNAPTIC PHARMACEUTICAL CORPORATION
                              (Registrant)


                              By:/s/ Kathleen P. Mullinix
                                 ----------------------------------
                                 Name:  Kathleen P. Mullinix
                                 Title:  President and Chief Executive Officer


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